Unaudited Condensed Consolidated Statements of Operations - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
OPERATING EXPENSES:
Research and development expenses	$ 10,893	$ 19,948
General and administrative	8,052	8,223
Restructuring charges	1,137
Total operating expenses	20,082	28,171
LOSS FROM OPERATIONS:	(20,082)	(28,171)
OTHER INCOME (EXPENSE), NET:
Gain on sale of Freeline Therapeutics GmbH	20,279
Other income, net	664	990
Interest income, net	206	84
Benefit from R&D tax credit	261	386
Total other income (expense), net	21,410	1,460
Net income (loss) before income taxes	1,328	(26,711)
Income tax expense	(162)	(22)
Net income (loss)	$ 1,166	$ (26,733)
Earnings (net loss) per share, Basic	$ 0.02	$ (0.63)
Earnings (net loss) per share, Diluted	$ 0.02	$ (0.63)
Weighted average number of ordinary shares outstanding - Basic	65,130,907	42,644,340
Weighted-average number of ordinary shares outstanding - Diluted	65,763,794	42,644,340